Regulatory Capital - Summary of Regulatory Capital Position (Detail) - CAD ($) $ in Millions	Oct. 31, 2020	Oct. 31, 2019
Capital
Common Equity Tier 1 Capital	$ 62,616	$ 55,042
Tier 1 Capital	69,091	61,683
Total Capital	80,021	74,122
Risk-weighted assets used in the calculation of capital ratios	$ 478,909	$ 455,977
Capital and leverage ratios
Common Equity Tier 1 Capital ratio	13.10%	12.10%
Tier 1 Capital ratio	14.40%	13.50%
Total Capital ratio	16.70%	16.30%
Leverage ratio	4.50%	4.00%